Riggs Funds

                                   Riggs Stock Fund
                                    Class R Shares
                                    Class Y Shares
                            Riggs Small Company Stock Fund
                                    Class R Shares
                                    Class Y Shares
                              Riggs Large Cap Growth Fund
                                    Class R Shares
                         Riggs U.S. Government Securities Fund
                                    Class R Shares
                                    Class Y Shares
                                    Riggs Bond Fund
                                    Class R Shares
                         Riggs Intermediate Tax Free Bond Fund
                                    Class R Shares
                          Riggs Long Term Tax Free Bond Fund
                                    Class R Shares
                             Riggs Prime Money Market Fund
                                    Class R Shares
                                    Class Y Shares
                         Riggs U.S. Treasury Money Market Fund
                                    Class R Shares
                                    Class Y Shares

                          Statement of Additional Information

                        June 30, 2001 (revised August 22, 2001)


     This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectuses of the Riggs Funds dated June 30, 2001.

     This SAI incorporates by reference the Funds' Annual Report. Obtain the prospectuses or the Annual Report without charge by calling Riggs Funds Shareholder Services at (202) 835-5300 or outside the Washington, D.C. metropolitan area toll-free at 1-800-934-3883.


    CONTENTS
================================================================================
        How Are the Funds Organized?......................................2
        Securities in Which the Funds Invest..............................2
        What do Shares Cost?..............................................16
        How Are the Funds Sold?...........................................17
        Subaccounting Services............................................17
        Redemption in Kind................................................18
        Massachusetts Partnership Law.....................................18
        Account and Share Information.....................................18
        Tax Information...................................................19
        Who Manages and Provides Services to the Funds?...................20
        Fees Paid by the Funds for Services...............................25
        How do the Funds Measure Performance?.............................27
        Financial Information.............................................32
        Appendix..........................................................33
        Addresses...................................................Back Cover

    Federated Securities Corp., Distributor, subsidiary of Federated Investors, Inc.

    26158 (08/01)

HOW ARE THE FUNDS ORGANIZED?
================================================================================

     Riggs Funds (Trust) is a diversified, open-end management investment company that was established under the laws of the Commonwealth of Massachusetts on April 1, 1991. The Trust changed its name from RIMCO Monument Funds to RIGGS Funds on June 30, 1998. The Trust may offer separate series of Shares representing interests in separate portfolios of securities. The Board of Trustees (the Board) has established two classes of Shares known as Class R Shares and Class Y Shares. This SAI relates to both classes of Shares. The Funds' investment adviser is Riggs Bank, N.A. (Adviser).

SECURITIES IN WHICH THE FUNDS INVEST

     In pursuing their investment strategy, the Funds may invest in the following securities for any purpose that is consistent with their investment objective.

The following table indicates which types of securities are a:
o     P = Principal investment of a Fund;
o     A = Acceptable (but not principal) investment of a Fund; or
o     N = Not an acceptable investment of a Fund.


-----------------------------------------------------------------------------------------
Securities            Stock Small   Large  U.S.       Bond  IntermediteLong     Prime  U.S.
                      Fund  Company Cap    Government Fund  Tax        Term     Money  Treasury
                            Stock   Growth Securities       Free       Tax      Market Money
                            Fund    Fund    Fund            Bond       Free     Fund   Market
                                                            Fund       Bond            Fund
                                                                       Fund
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Agency Securities       A      A      A       P       A      A        A       P     N
-----------------------------------------------------------------------------------------
 American Depository    A      A      P       N       A      N        N       N     N
 Receipts 1
 ----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Asset Backed            N      N      N       A       A      N        N       N     N
Securities
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Bank Instruments        A      A      A       A       A      A        A       P     N
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Collateralized          N      N      N       P       A      N        N       N     N
Mortgage Obligations
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Commercial Paper 2, 3   A      A      A       A       P      A        A       P     N
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Common Stocks           P      P      P       N       A      N        N       N     N
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Convertible             A      A      A       N       P      A        A       N     N
Securities
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Corporate Debt          A      A      A       A       P      A        A       P     N
Obligations 4
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Credit Enhancement 5    N      N      A       N       A      P        P       P     N
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Demand Instruments      A      A      A       A       A      A        A       A     N
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Foreign Securities      A      A      A       N       A      N        N       N     N
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Futures and Options     A      A      A       A       A      A        A       N     N
Transactions
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
General Obligation      N      N      N       N       N      P        P       A     N
Bonds
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Insurance Contracts     N      N      N       N       A      N        N       A     N
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Inverse Floaters        N      N      N       N       A      A        A       N     N
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Mortgage Backed         N      N      N       P       A      N        N       N     N
Securities
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Municipal Securities    N      N      N       N       P      P        P       N     N
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Preferred Stocks        A      A      P       N       P      N        N       N     N
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Private Activity        N      N      N       N       N      P        P       A     N
Bonds
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Real Estate             N      A      A       N       A      N        N       N     N
Investment Trusts
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Repurchase Agreements   A      A      P       A       P      P        P       A     P
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Reverse Repurchase      A      A      A       A       A      A        A       A     A
Agreements
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Securities of Other     A      A      A       A       A      A        A       A     A
Investment Companies
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Special Revenue Bonds   N      N      N       N       N      P        P       A     N
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Treasury Securities     A      A      A       P       A      A        A       P     P
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Variable Rate Demand    A      A      A       A       A      P        P       P     N
Notes
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Warrants                A      A      A       N       A      N        N       N     N
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
When-Issued             A      A      P       A       P      P        P       A     A
Transactions
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Zero Coupon             N      N      N       A       A      A        A       N     N
Securities
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

1. The Stock Fund and Small Company Stock Fund may invest up to 20% of their total assets in ADRs.

2. The U.S. Government Securities Fund may invest in commercial paper that has at least two high quality ratings by a nationally recognized statistical rating organization (NRSRO).

3. The Stock Fund and Small Company Stock Fund may invest in commercial paper rated A-1 by S&P, Prime-1 by Moody's or F-1+ or F-1 by Fitch.

4. The U.S. Government Securities Fund may invest in corporate debt obligations and U.S. dollar denominated debt obligations of foreign corporations and governments rated Baa or better, Aaa, Aa or A by Moody's Investor Services, Inc. (Moody's); BBB or better, AAA, AA or A by Standard & Poor's (S&P); or BBB or better, AAA, AA, or A by Fitch IBCA, Inc. (Fitch). The Fund will limit its investment in bonds rated in the lowest investment grade category to 10% of its total assets. In the event that any such security is downgraded below the fourth highest rating category, the Fund will dispose of the security.

5. The Prime Money Market Fund may have more than 25% of its total assets invested in securities credit-enhanced by banks.



SECURITIES DESCRIPTIONS AND TECHNIQUES

Equity Securities

     Equity securities represent a Share of an issuer's earnings and assets, after the issuer pays its liabilities. The Funds cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business. The following describes the types of equity securities in which the Funds invest.


   Common Stocks

     Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.


   Preferred Stocks

     Preferred  stocks  have  the  right  to  receive  specified   dividends  or
distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. A Fund may treat such redeemable preferred stock as a fixed income security.


   Real Estate Investment Trusts (REITs)

     REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT's ability to respond to changes in the commercial real estate market.


   Warrants

     Warrants give a Fund the option to buy the issuer's equity securities at a specified price (the exercise price) at a specified future date (the expiration date). A Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security.

     Rights are the same as warrants, except companies typically issue rights to existing stockholders.


Fixed Income Securities

     Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

     A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

     The following describes the types of fixed income securities in which a Fund may invest.


   Treasury Securities

     Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.


   Agency Securities

     Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority (a GSE). The United States supports some GSEs with its full, faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Agency securities are generally regarded as having low credit risks, but not as low as treasury securities.

     The Funds treat mortgage backed securities guaranteed by GSEs as agency securities. Although a GSE guarantee protects against credit risks, it does not reduce the market and prepayment risks of these mortgage


   Corporate Debt Securities

     Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. A Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

     In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.


      Commercial Paper

     Commercial paper is an issuer's obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default.


      Demand Instruments

     Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Funds treat demand instruments as short-term securities, even though their stated maturity may extend beyond one year.


   Municipal Securities

     Municipal securities are issued by states, counties, cities and other political subdivisions and authorities. Although many municipal securities are exempt from federal income tax, the Fund may invest in taxable municipal securities.


   Mortgage Backed Securities

     Mortgage backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

     Mortgage backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments on to the certificate holders once a month. Holders of pass-through certificates receive a pro rata Share of all payments and pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.


      Collateralized Mortgage Obligations (CMOs)

     CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage backed securities. This creates different prepayment and interest rate risks for each CMO class. The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.


         Sequential CMOs

     In a sequential pay CMO, one class of CMOs receives all principal payments and prepayments. The next class of CMOs receives all principal payments after the first class is paid off. This process repeats for each sequential class of CMO. As a result, each class of sequential pay CMOs reduces the prepayment risks of subsequent classes.


         PACs, TACs and Companion Classes

     More sophisticated CMOs include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and prepayments in excess of the specified rate. In addition, PACs will receive the companion classes' Share of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risks by increasing the risks to their companion classes.


         IOs and POs

     CMOs may allocate interest payments to one class (Interest Only or IOs) and principal payments to another class (Principal Only or POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs tend to increase in value when interest rates rise (and prepayments decrease), making IOs a useful hedge against interest rate risks.


         Floaters and Inverse Floaters

     Another variant allocates interest payments between two classes of CMOs. One class (Floaters) receives a Share of interest payments based upon a market index such as the London Interbank Offered Rate (LIBOR). The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and interest rate risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.


         Z Classes and Residual Classes

     CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual
(Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments. Similarly, REMICs have residual interests that receive any mortgage payments not allocated to another REMIC class.

     The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.


        Asset Backed Securities

     Asset backed securities are payable from pools of obligations other than mortgages. Most asset backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed income securities) may be used to create an asset backed security. Asset backed securities may take the form of commercial paper, notes, or pass through certificates. Asset backed securities have prepayment risks. Like CMOs, asset backed securities may be structured like Floaters, Inverse Floaters, IOs and POs.


   Zero Coupon Securities

     Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the market and credit risks of a zero coupon security. A zero coupon step-up security converts to a coupon security before final maturity.


     There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond's coupon payments from the right to receive the bond's principal due at maturity, a process known as coupon stripping. Treasury STRIPs, IOs and POs are the most common forms of stripped zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.


   Bank Instruments

     Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.


   Insurance Contracts

     Insurance  contracts  include  guaranteed  investment  contracts,   funding
agreements and annuities. The Fund treats these contracts as fixed income securities.


   Credit Enhancement

     Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.

     Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed income security. If a default occurs, these assets may be sold and the proceeds paid to security's holders. Either form of credit enhancement reduces credit risks by providing another source of payment for a fixed income security.


   Convertible Securities

     Convertible securities are fixed income securities that the Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed income securities that are convertible into Shares of common stock at a conversion price of $10 per Share. If the market value of the Shares of common stock reached $12, the Fund could realize an additional $2 per Share by converting its fixed income securities.

     Convertible securities have lower yields than comparable fixed income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment, but the value of the convertible security may also be adversely affected by the source of the potential depreciation of the equity security.

     The Fund treats convertible securities as both fixed income and equity securities for purposes of its investment policies and limitations, because of their unique characteristics.


   Tax Exempt Securities

     Tax exempt securities are fixed income securities that pay interest that is not subject to regular federal income taxes. Typically, states, counties, cities and other political subdivisions and authorities issue tax exempt securities. The market categorizes tax exempt securities by their source of repayment.


      General Obligation Bonds

     General obligation bonds are supported by the issuer's power to exact property or other taxes. The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer's authority to impose additional taxes may be limited by its charter or state law.


      Special Revenue Bonds

     Special revenue bonds are payable solely from specific revenues received by the issuer such as specific taxes, assessments, tolls, or fees. Bondholders may not collect from the municipality's general taxes or revenues. For example, a municipality may issue bonds to build a toll road, and pledge the tolls to repay the bonds. Therefore, a shortfall in the tolls normally would result in a default on the bonds.


      Private Activity Bonds

     Private activity bonds are special revenue bonds used to finance private entities. For example, a municipality may issue bonds to finance a new factory to improve its local economy. The municipality would lend the proceeds from its bonds to the company using the factory, and the company would agree to make loan payments sufficient to repay the bonds. The bonds would be payable solely from the company's loan payments, not from any other revenues of the municipality. Therefore, any default on the loan normally would result in a default on the bonds.

     The interest on many types of private activity bonds is subject to the federal alternative minimum tax (AMT). A Fund may invest in bonds subject to AMT.


      Tax Increment Financing Bonds

     Tax increment financing (TIF) bonds are payable from increases in taxes or other revenues attributable to projects financed by the bonds. For example, a municipality may issue TIF bonds to redevelop a commercial area. The TIF bonds would be payable solely from any increase in sales taxes collected from merchants in the area. The bonds could default if merchants' sales, and related tax collections, failed to increase as anticipated.


      Variable Rate Demand Instruments

     Variable rate demand instruments are tax exempt securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The Funds treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates, even though their stated maturity may extend beyond thirteen months.


      Municipal Notes

     Municipal notes are short-term tax exempt securities. Many municipalities issue such notes to fund their current operations before collecting taxes or other municipal revenues. Municipalities may also issue notes to fund capital projects prior to issuing long-term bonds. The issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues or proceeds from newly issued notes or bonds.


   Foreign Securities

     Foreign securities are securities of issuers based outside the United States. A Fund considers an issuer to be based outside the United States if:

o it is organized under the laws of, or has a principal office located in, another country;

o    the principal trading market for its securities is in another country; or

o it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

     The foreign securities in which a Fund invests are primarily denominated in U.S. dollars. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to risks of foreign investing.


      Depositary Receipts

     Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary
Receipts (ADRs) are traded in the United States. ADRs provide a way to buy Shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary Receipts


     (EDRs), Global Depositary Receipts (GDRs), and International Depositary Receipts (IDRs), are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.


Derivative Contracts

     Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.

     Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

     For example, a Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent a Fund from closing out a position. If this happens, a Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm a Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

     A Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

     Depending upon how a Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease a Fund's exposure to market and currency risks, and may also expose a Fund to liquidity and leverage risks. OTC contracts also expose a Fund to credit risks in the event that a counterparty defaults on the contract.

A Fund may trade in the following types of derivative contracts.


   Futures Contracts

     Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. Futures contracts traded OTC are frequently referred to as forward contracts.

     The Stock Fund, Small Company Stock Fund, Large Cap Growth Fund, U.S. Government Securities Fund, Bond Fund, Intermediate Tax Free Bond Fund and the Long Term Tax Free Bond Fund may buy/sell the following types of futures contracts: Financial Futures and Stock Index Futures.


   Options

     Options are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.

     The Stock Fund, Small Company Stock Fund, Large Cap Growth Fund, U.S. Government Securities Fund, Bond Fund, Intermediate Tax Free Bond Fund and the Long Term Tax Free Bond Fund may:


     Buy call options on portfolio securities and on futures contracts in anticipation of an increase in the value of the underlying asset.;

     Buy put options on portfolio securities and on futures contracts in anticipation of a decrease in the value of the underlying asset.; and

     Buy or write options to close out existing options positions.

     The Stock Fund, Small Company Stock Fund, Large Cap Growth Fund, U.S. Government Securities Fund, Bond Fund, Intermediate Tax Free Bond Fund and the Long Term Tax Free Bond Fund may also write call options to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by a Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received.

     When a Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts.






Special Transactions

Repurchase Agreements

     Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting a Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Funds will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

     A Fund's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to counterparty risks.

Reverse Repurchase Agreements

     Reverse repurchase agreements are repurchase agreements in which a Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by a Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because a Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.


Delayed Delivery Transactions

     Delayed delivery transactions, including when issued transactions, are arrangements in which a Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to a Fund. A Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its Shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create market risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default. These transactions create leverage risks.


Securities Lending

     A Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

     A Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

     Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan, but they will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

     Securities lending activities are subject to market risks and credit risks. These transactions create leverage risks.


Asset Coverage

     In order to secure their obligations in connection with derivatives contracts or special transactions, a Fund will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds the Fund's obligations. Unless a Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations without entering into an offsetting derivative contract or terminating a special transaction. This may cause a Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions.


Hedging

     Hedging transactions are intended to reduce specific risks. For example, to protect a Fund against circumstances that would normally cause a Fund's portfolio securities to decline in value, a Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using combinations of different derivatives contracts, or derivatives contracts and securities. A Fund's ability to hedge may be limited by the costs of the derivatives contracts. A Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of its portfolio, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to a Fund.


Investing in Securities of Other Investment Companies

     A Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash.


Investment Ratings

     An NRSRO's highest rating category is determined without regard for sub-categories and gradations. For example, securities rated A-1 or A-1+ by Standard & Poor's ("S&P"), Prime-1 by Moody's Investors Service, Inc. ("Moody's"), or F-1+ or F-1 by Fitch IBCA, Inc. ("Fitch"), are all considered rated in the highest short-term rating category.


Investment Ratings for Corporate Fixed Income Securities

     The Adviser will determine whether a security is investment grade based upon the credit ratings given by one or more nationally recognized rating services. For example, Standard & Poor's, a rating service, assigns ratings to securities (AAA, AA, A, BBB and below) based on their assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, a Fund must rely entirely upon the Adviser's credit assessment that the security is comparable to a rated security.

     If a security is downgraded below the minimum quality grade discussed in a Fund's investment strategy, the adviser will reevaluate the security, but will not be required to sell it.


INVESTMENT RISKS

     There are many factors which may affect an investment in the Funds. The Funds' risks are described below.


Stock Market Risks

     The value of equity securities in a Fund's portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. A Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's Share price may decline.

     The Adviser attempts to manage market risk by limiting the amount a Fund invests in each company's equity securities. However, diversification will not protect a Fund against widespread or prolonged declines in the stock market.


Interest Rate Risks

     Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

     Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.


Prepayment Risks

     Generally, homeowners have the option to prepay their mortgages at any time without penalty. Homeowners frequently refinance high interest rate mortgages when mortgage rates fall. This results in the prepayment of mortgage backed securities with higher interest rates. Conversely, prepayments due to refinancings decrease when mortgage rates increase. This extends the life of mortgage backed securities with lower interest rates. Other economic factors can also lead to increases or decreases in prepayments. Increases in prepayments of high interest rate mortgage backed securities, or decreases in prepayments of lower interest rate mortgage backed securities, may reduce their yield and price. These factors, particularly the relationship between interest rates and mortgage prepayments makes the price of mortgage backed securities more volatile than many other types of fixed income securities with comparable credit risks.

     Mortgage backed securities generally compensate for greater prepayment risk by paying a higher yield. The difference between the yield of a mortgage backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security is perceived to have an increased prepayment risk or perceived to have less market demand. An increase in the spread will cause the price of the security to decline.

     A Fund may have to reinvest the proceeds of mortgage prepayments in other fixed income securities with lower interest rates, higher prepayment risks, or other less favorable characteristics.


Risks Related to Investing for Growth

     Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.


Risks Related to Investing for Value

     Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

Risks Related to Company Size

     Generally, the smaller the market capitalization of a company, the fewer the number of Shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding Shares by the current market price per Share.

     Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.


Liquidity Risks

     Trading opportunities are more limited for equity securities that are not widely held and for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.


     Liquidity risk also refers to the possibility that a Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, a Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

     OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

o    Trading  opportunities  are more limited for fixed income  securities  that
     have  not  received  any  credit  ratings,   have  received  ratings  below
     investment grade or are not widely held.

o Trading opportunities are more limited for CMOs that have complex terms or that are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, a Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

o Liquidity risk also refers to the possibility that a Fund may not be able to sell a security when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.


Leverage Risks

     Leverage risk is created when an investment exposes a Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Funds' risk of loss and potential for gain.

     Investments can have these same results if their returns are based on a multiple of a specified index, security, or other benchmark.


Credit Risks

     Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund will lose money.

     Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investor Services, Inc. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, a Fund must rely entirely upon the Adviser's credit assessment.

     Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

     Credit risk includes the possibility that a party to a transaction involving a Fund will fail to meet its obligations. This could cause a Fund to lose the benefit of the transaction or prevent a Fund from selling or buying other securities to implement its investment strategy.


Currency Risks

o Exchange rates for currencies fluctuate daily. The combination of currency risk and market risks tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.

o The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.


Risks of Foreign Investing

     Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

     Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent a Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

     Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of a Fund's investments.


Tax Risks

     In order to be tax-exempt, municipal securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to Shareholders to be taxable.

     Changes or proposed changes in federal tax laws may cause the prices of municipal securities to fall.


Sector Risks

     A substantial part of a Fund's portfolio may be comprised of securities issued or credit enhanced by companies in similar businesses, or with other similar characteristics. As a result, the Fund will be more susceptible to any economic, business, political, or other developments which generally affect these issuers.


Noninvestment Grade Securities Risks

     Securities rated below investment grade, also known as junk bonds, generally entail greater market, credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.


Call Risks

     Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.

     If a fixed income security is called, the Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics. fundamental investment objective Riggs Stock Fund seeks to provide growth of capital and income.

     Riggs  Small  Company  Stock  Fund  seeks  to  provide   long-term  capital
     appreciation.

     Riggs Large Cap Growth Fund seeks to provide capital appreciation.

     Riggs U.S. Government Securities Fund seeks to achieve current income.

     Riggs Bond Fund seeks to provide as high a level of current income as is consistent with the preservation of capital.

     Riggs Intermediate Tax Free Bond Fund seeks to provide a high level of current income which is exempt from federal income tax consistent with the preservation of principal.

     Riggs Long Term Tax Free Bond Fund seeks to provide a high level of current income which is exempt from federal income tax.

     Riggs Prime Money Market Fund seeks to provide current income consistent with stability of principal and liquidity.

     Riggs U.S. Treasury Money Market Fund seeks to provide current income consistent with stability of principal and liquidity.

     The above listed fundamental investment objectives cannot be changed by the Funds' Board without Shareholder approval.



INVESTMENT LIMITATIONS

Borrowing Money and Issuing Senior Securities

     The Funds may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Company Act of 1940 (1940 Act).

Lending

     The Funds may not make loans, provided that this restriction does not prevent the Funds from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Investing in Commodities

     The Funds may not purchase or sell physical commodities, provided that the Funds may purchase securities of companies that deal in commodities. For purposes of this restriction, investments in transactions involving futures contracts and options, forward currency contracts that settle by payment of cash are not deemed to be investments in commodities.

Investing in Real Estate

     The Funds may not purchase or sell real estate, provided that this restriction does not prevent the Funds from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Funds may exercise their rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Diversification

     With respect to securities comprising 75% of the value of its total assets, the Funds will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of their total assets would be invested in securities of that issuer, or the Funds would own more than 10% of the outstanding voting securities of that issuer.

Concentration

     The Funds will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.

Underwriting

     The Funds may not underwrite the securities of other issuers, except that the Funds may engage in transactions involving the acquisition, disposition or resale of their portfolio securities, under circumstances where they may be considered to be an underwriter under the Securities Act of 1933.

     The above limitations cannot be changed unless authorized by the Board and by the "vote of a majority of its outstanding voting securities," as defined by the 1940 Act. The following limitations, however, may be changed by the Board without Shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Pledging Assets

     The Funds will not mortgage, pledge, or hypothecate any of their assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.


Buying on Margin

     The Stock Fund, Small Company Stock Fund, Large Cap Growth Fund, U.S. Government Securities Fund, Bond Fund, Intermediate Tax Free Bond Fund and the Long Term Tax Free Bond Fund will not purchase securities on margin, provided that the Funds may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Funds may make margin deposits in connection with their use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

     The Prime Money Market Fund and the U.S. Treasury Money Market Fund will not purchase securities on margin, provided that the Funds may obtain short-term credits necessary for the clearance of purchases and sales of securities.


Illiquid Securities

     The Stock Fund, Small Company Stock Fund, Large Cap Growth Fund, U.S. Government Securities Fund, Bond Fund, Intermediate Tax Free Bond Fund, Long Term Tax Free Bond Fund and Prime Money Market Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the net assets of the Stock Fund, Small Company Stock Fund, Large Cap Growth Fund, U.S. Government Securities Fund, Bond Fund, Intermediate Tax Free Bond Fund and Long Term Tax Free Bond Fund, and 10% of the nets assets of the Prime Money Market Fund.

Investing in Other Investment Companies

     Each Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Funds in Shares of other investment companies may be subject to such duplicate expenses. At the present time, each Fund expects that its investments in other investment companies may include Shares of money market funds, including funds affiliated with the Funds' investment adviser.

     The Funds may invest in the securities of affiliated money market funds as an efficient means of managing the Funds' uninvested cash.

     In applying the Stock Fund, Small Company Stock Fund, U.S. Government Securities Fund, Prime Money Market Fund and U.S. Treasury Money Market Fund's concentration restriction: (a) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (b) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (c) asset-backed securities will be classified according to the underlying assets securing such securities.

     For purposes of the concentration policy, to conform to the current view of the Securities and Exchange Commission (SEC) staff that only domestic bank instruments may be excluded from industry concentration limitations the Funds will not exclude foreign bank instruments from industry concentration tests so long as the policy of the SEC remains in effect. The Funds will consider concentration to be the investment of more than 25% of the value of its total assets in any one industry.

DETERMINING MARKET VALUE OF SECURITIES

     With respect to the Prime Money Market Fund and the U.S. Treasury Money Market Fund, the Trustees have decided that the best method for determining the value of portfolio instruments is amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. Accordingly, neither the amount of daily income nor the net asset value (NAV) is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on Shares of a Fund computed by dividing the annualized daily income on a Fund's portfolio by the NAV computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the opposite may be true.

     The Funds' use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions in Rule 2a-7 (the "Rule") promulgated by the Securities and Exchange Commission under the 1940 Act. Under the Rule, the Trustees must establish procedures reasonably designed to stabilize the NAV per Share, as computed for purposes of distribution and redemption, at $1.00 per Share, taking into account current market conditions and a Fund's investment objective. The procedures include monitoring the relationship between the amortized cost value per Share and the NAV per Share based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than 0.5 of 1% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining NAV.

     With respect to the Stock Fund, Small Company Stock Fund, Large Cap Growth Fund, U.S. Government Securities Fund, Bond Fund, Intermediate Tax Free Fund and the Long Term Tax Free Bond Fund, the market values of the Funds' portfolio securities are determined as follows:

o for equity securities, according to the last sale price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

o in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

o futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;

o for fixed income securities; according to the mean between bid and asked prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost; and

o for all other securities at fair value as determined in good faith by the Board.

     Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.


Trading in Foreign Securities

     Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, the Funds value foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Funds' Board, although the actual calculation may be done by others.

WHAT DO SHARES COST?
===============================================================================

     The Stock Fund, Small Company Stock Fund, Large Cap Growth Fund, U.S. Government Securities Fund, Bond Fund, Intermediate Tax Free Bond Fund and Long Term Tax Free Bond Fund's NAV per Share fluctuates and is based on the market value of all securities and other assets of the Funds.

     The NAV for each class of Shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the Shareholders of a particular class are entitled.


REDUCING OR ELIMINATING THE CONTINGENT DEFERRED SALES CHARGE

You will not be charged a CDSC when redeeming Shares:

o as a Shareholder who acquired Shares prior to July 1, 1998 (including Shares acquired in exchange for Shares acquired prior to July 1, 1998);

o    purchased with reinvested dividends or capital gains;

o following the death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, of the last surviving Shareholder;

o representing minimum required distributions from an Individual Retirement Account or other retirement plan to a Shareholder who has attained the age of 701/2;

o if a Fund redeems your Shares and closes your account for not meeting the minimum balance; and

o which are qualifying redemptions of Shares under a Systematic Withdrawal Program.


In addition, you will not be charged a CDSC:

o on Shares held by Trustees, employees and retired employees of the Funds, Riggs National Corporation and/or its subsidiaries, or Federated Securities Corp. and/or its affiliates, and their spouses and children under the age of 21;

o on Shares originally purchased (i) through the Trust Division or the Private Banking Division of Riggs Bank; (ii) through an investment adviser registered under the Investment Advisers Act of 1940; (iii) through retirement plans where the third party administrator has entered into certain arrangements with Riggs Bank or its affiliates; or (iv) by any bank or dealer (in each case for its own account) having a sales agreement with Federated Securities Corp.; and

o on Shares purchased through entities having no transaction fee agreements or wrap accounts with Riggs Bank or its affiliates.

HOW ARE THE FUNDS SOLD?
===============================================================================

     Under the Distributor's Contract with the Funds, the Distributor (Federated Securities Corp.) offers Shares on a continuous, best-efforts basis.


RULE 12B-1 PLAN (Class R Shares)

     As a compensation-type plan, the Rule 12b-1 Plan is designed to pay the Distributor (who may then pay investment professionals such as banks, broker/dealers, trust departments of banks, and registered investment advisers) for marketing activities (such as advertising, printing and distributing prospectuses, and providing incentives to investment professionals) to promote sales of Shares so that overall Fund assets are maintained or increased. This helps the Funds achieve economies of scale, reduce per Share expenses, and provide cash for orderly portfolio management and Share redemptions. In addition, the Funds' service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

     The Funds may compensate the Distributor more or less than its actual marketing expenses. In no event will the Funds pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.

     For some classes of Shares, the maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses.


SHAREHOLDER SERVICES

     The Funds may pay Federated Shareholder Services Company, a subsidiary of Federated Investors, Inc. (Federated), for providing Shareholder services and maintaining Shareholder accounts. Federated Shareholder Services Company may select others to perform these services for their customers and may pay them fees.


SUPPLEMENTAL PAYMENTS

     Investment professionals (such as broker-dealers or banks) may be paid fees, in significant amounts, out of the assets of the Distributor and/or
Federated Shareholder Services Company (these fees do not come out of Fund assets). The Distributor and/or Federated Shareholder Services Company may be reimbursed by the Adviser or its affiliates.

     Investment professionals receive such fees for providing distribution-related and/or shareholder services, such as advertising, providing incentives to their sales personnel, sponsoring other activities intended to promote sales, and maintaining shareholder accounts. These payments may be based upon such factors as the number or value of Shares the investment professional sells or may sell; the value of client assets invested; and/or the type and nature of sales or marketing support furnished by the investment professional.

SUBACCOUNTING SERVICES
===============================================================================

     Certain investment professionals may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Investment professionals holding Shares in a fiduciary, agency, custodial, or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the investment professional about the services provided, the fees charged for those services, and any restrictions and limitations imposed.


REDEMPTION IN KIND
===============================================================================

     Although the Funds intend to pay Share redemptions in cash, they reserve the right, as described below, to pay the redemption price in whole or in part by a distribution of the Funds' portfolio securities.

     Because the Funds have elected to be governed by Rule 18f-1 under the 1940 Act, the Funds are obligated to pay Share redemptions to any one Shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

     Any Share redemption payment greater than this amount will also be in cash unless the Funds' Board determines that payment should be in kind. In such a case, the Funds will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Funds determine their NAV. The portfolio securities will be selected in a manner that the Funds' Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

     Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, Shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

MASSACHUSETTS PARTNERSHIP LAW
===============================================================================

     Under certain circumstances, Shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its Shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its Shareholders for acts or obligations of the Trust.

     In the unlikely event a Shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the Shareholder. On request, the Trust will defend any claim made and pay any judgment against a Shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a Shareholder will occur only if the Trust itself cannot meet its obligations to indemnify Shareholders and pay judgments against them.

ACCOUNT AND SHARE INFORMATION
===============================================================================


VOTING RIGHTS

     Each Share of each Fund gives the Shareholder one vote in Trustee elections and other matters submitted to Shareholders for vote. All Shares of each Fund have equal voting rights, except that in matters affecting only a particular Fund class are entitled to vote.

     Trustees may be removed by the Board or by Shareholders at a special meeting. A special meeting of Shareholders will be called by the Board upon the written request of Shareholders who own at least 10% of the Trust's outstanding Shares of all series entitled to vote.

     As  of  June  2,  2001,  the  following   Shareholders   owned  of  record,
beneficially, or both, 5% or more of outstanding Shares of the following Funds:

     Stock Fund - Class R Shares

     EAMCO - Riggs Funds, Washington, D.C., owned approximately 1,310,579 Shares (40.89%); and Carn & Co., Washington D.C., owned approximately 528,847 Shares (16.50%).

     Stock Fund - Class Y Shares

     EAMCO - Riggs Funds, Washington, D.C., owned approximately 6,217,622 Shares (99.09%).

     Small Company Stock Fund - Class R Shares

     EAMCO - Riggs Funds, Washington, D.C., owned approximately 1,047,194 Shares (70.59%); and Carn & Co., Washington, D.C., owned approximately 202,364 Shares (13.64%).

     Small Company Stock Fund - Class Y Shares

     EAMCO - Riggs Funds, Washington, D.C., owned approximately 3,303,067 Shares (99.36%).


     Large Cap Growth Fund - Class R Shares

     EAMCO - Riggs Funds, Washington, D.C. owned approximately 6,023,186 Shares (91.17%).

     U.S. Government Securities Fund - Class R Shares

     EAMCO - Riggs Funds, Washington, D.C. owned approximately 1,762,126 Shares (74.72%); and Carn & Co., Washington, D.C., owned approximately 140,511 Shares (5.96%).

     U.S. Government Securities Fund - Class Y Shares

     EAMCO - Riggs Funds, Washington, D.C., owned approximately 8,395,751 Shares (100%).

     Bond Fund - Class R Shares

     EAMCO - Riggs Funds, Washington, D.C., owned approximately 3,199,611 Shares (98.05%).

     Intermediate Tax Free Bond Fund - Class R Shares

     EAMCO - Riggs Funds, Washington, D.C., owned approximately 5,752,267 Shares (99.63%).

     Long Term Tax Free Bond Fund - Class R Shares

     EAMCO - Riggs Funds, Washington, D.C., owned approximately 5,543,127 Shares (99.58%).

     Prime Money Market Fund - Class R Shares

     FISERV Securities Inc., Philadelphia, P.A., owned approximately 40,007,816 Shares (97.29%).

     Prime Money Market Fund - Class Y Shares

     EAMCO - Riggs Funds,  Washington,  D.C.,  owned  approximately  121,731,252
     Shares   (52.41%);   and  Riggs  Bank,   N.A.,   Washington,   D.C.,  owned
     approximately 68,400,000 Shares (29.45%).

     U.S. Treasury Money Market Fund - Class R Shares

     Peter N.G. Schwartz, Washington D.C., owned approximately 2,614,507 Shares (63.81%); FISERV Securities, Inc., Philadelphia, P.A., owned approximately 970,894 Shares (23.70%); Janet B. Nunnelley, Trustee, Washington, D.C., owned approximately 225,472 Shares (5.50%); and St. Alban's Episcopal Church, Washington, D.C., owned approximately 206,576 Shares (5.04%).

     U.S. Treasury Money Market Fund - Class Y Shares

     EAMCO - Riggs Funds,  Washington,  D.C.,  owned  approximately  136,294,703
     Shares   (79.04%);   and  Riggs  Bank,   N.A.,   Washington,   D.C.,  owned
     approximately 23,100,000 Shares (13.40%).

     Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of Shareholders.

TAX INFORMATION
===============================================================================


FEDERAL INCOME TAX

     The Funds intend to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will pay federal income tax.

     Each Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust's other portfolios will be separate from those realized by a Fund.


FOREIGN INVESTMENTS

     If the Funds purchase foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which a Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Funds intend to operate so as to qualify for treaty-reduced tax rates when applicable.

     Distributions from a Fund may be based on estimates of book income for the year. Book income generally consists solely of the coupon income generated by the portfolio, whereas tax-basis income includes gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed-income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to Shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.

     If a Fund invests in the stock of certain foreign corporations, they may constitute Passive Foreign Investment Companies (PFIC), and the Fund may be subject to Federal income taxes upon disposition of PFIC investments.

     If more than 50% of the value of a Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund intends to qualify for certain Code stipulations that would allow Shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a Shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of a Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

WHO MANAGES AND PROVIDES SERVICES TO THE FUNDS?
===============================================================================


BOARD OF TRUSTEES

     The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the Shareholders. Information about each Board member is provided below and includes each person's: name, address, birth date, present position(s) held with the Trust, principal occupations for the past five years and positions held prior to the past five years, total compensation received as a Trustee from the Trust for its most recent fiscal year. The Trust is comprised of nine funds.

     As of June 2, 2001, the Funds' Board and Officers as a group owned less than 1% of the Funds' outstanding Class R and Y Shares.




 Name                                                          Aggregate
 Birth Date                                                    Compensation
 Address              Principal Occupations for Past Five      From Trust
 Position With Trust  Years
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
                                                               ------------
 John F. Donahue*#    Chief Executive Officer and Director               $0
 Birth Date: July     or Trustee of the Federated Fund
 28, 1924             Complex; Chairman and Director,
 Federated            Federated Investors, Inc.; Chairman,
 Investors Tower      Federated Investment Management
 1001 Liberty         Company, Federated Global Investment
 Avenue               Management Corp. and Passport
 Pittsburgh, PA       Research, Ltd. ; formerly: Trustee,
 CHAIRMAN and         Federated Investment Management
 TRUSTEE              Company and Chairman and Director,
                      Federated Investment Counseling.
 --------------------------------------------------------------------------
 Thomas G. Bigley     Director or Trustee of the Federated         $1847.65
 Birth Date:          Fund Complex; Director, Member of
 February 3, 1934     Executive Committee, Children's
 15 Old Timber Trail  Hospital of Pittsburgh; Director and
 Pittsburgh, PA       Chairman of Audit Committee, Robroy
 TRUSTEE              Industries, Inc. (coated steel
                      conduits/computer storage equipment);
                      formerly: Senior Partner, Ernst &
                      Young LLP; Director, MED 3000 Group,
                      Inc. (physician practice management);
                      Director, Member of Executive
                      Committee, University of Pittsburgh.
 --------------------------------------------------------------------------
 John T. Conroy, Jr.  Director or Trustee of the Federated         $1847.65
 Birth Date: June     Fund Complex; Chairman of the Board,
 23, 1937             Investment Properties Corporation;
 Grubb &              Partner or Trustee in private real
 Ellis/Investment     estate ventures in Southwest Florida;
 Properties           formerly:  President, Investment
 Corporation          Properties Corporation;  Senior Vice
 3201 Tamiami Trail   President, John R. Wood and
 North                Associates, Inc., Realtors; President,
 Naples, FL           Naples Property Management, Inc. and
 TRUSTEE              Northgate Village Development
                      Corporation.

 Name                                                          Aggregate
 Birth Date                                                    Compensation
 Address              Principal Occupations for Past Five      From Trust
 Position With Trust  Years
 ---------------------------------------------------------------------------
 --------------------------------------------------------------------------
 Nicholas P.          Director or Trustee of the Federated         $1847.65
 Constantakis         Fund Complex; Director and Chairman of
 Birth Date:          the Audit Committee, Michael Baker
 September 3, 1939    Corporation (engineering,
 175 Woodshire Drive  construction, operations and technical
 Pittsburgh, PA       services); formerly: Partner, Andersen
 TRUSTEE              Worldwide SC.
 -------------------  ---------------------------------------  ------------
 John F. Cunningham   Director or Trustee of some of the           $1679.47
 Birth Date: March    Federated Fund Complex; Chairman,
 5, 1943              President and Chief Executive Officer,
 353 El Brillo Way    Cunningham & Co., Inc. (strategic
 Palm Beach, FL       business consulting); Trustee
 TRUSTEE              Associate, Boston College; Director,
                      Iperia Corp.
                      (communications/software); formerly:
                      Director, Redgate Communications and
                      EMC Corporation (computer storage
                      systems).

                      Previous Positions: Chairman of the
                      Board and Chief Executive Officer,
                      Computer Consoles, Inc.; President and
                      Chief Operating Officer, Wang
                      Laboratories; Director, First National
                      Bank of Boston; Director, Apollo
                      Computer, Inc.
 --------------------------------------------------------------------------
 Lawrence D. Ellis,   Director or Trustee of the Federated         $1679.47
 M.D.*                Fund Complex; Professor of Medicine,
 Birth Date:          University of Pittsburgh; Medical
 October 11, 1932     Director, University of Pittsburgh
 3471 Fifth Avenue    Medical Center - Downtown;
 Suite 1111           Hematologist, Oncologist and
 Pittsburgh, PA       Internist, University of Pittsburgh
 TRUSTEE              Medical Center; Member, National Board
                      of Trustees, Leukemia Society of
                      America.
 --------------------------------------------------------------------------
 Peter E. Madden      Director or Trustee of the Federated         $1679.47
 Birth Date: March    Fund Complex; formerly:
 16, 1942             Representative, Commonwealth of
 One Royal Palm Way   Massachusetts General Court;
 100 Royal Palm Way   President, State Street Bank and Trust
 Palm Beach, FL       Company and State Street Corporation.
 TRUSTEE
                      Previous Positions: Director, VISA USA
                      and VISA International; Chairman and
                      Director, Massachusetts Bankers
                      Association; Director, Depository
                      Trust Corporation; Director, The
                      Boston Stock Exchange.
 --------------------------------------------------------------------------
 Charles F.           Director or Trustee of some of the           $1847.65
 Mansfield, Jr.       Federated Fund Complex; Management
 Birth Date: April    Consultant.
 10, 1945
 80 South Road        Previous Positions: Chief Executive
 Westhampton Beach,   Officer, PBTC International Bank;
 NY                   Partner, Arthur Young & Company (now
 TRUSTEE              Ernst & Young LLP); Chief Financial
                      Officer of Retail Banking Sector,
                      Chase Manhattan Bank; Executive Vice
                      President, DVC Group, Inc.; Senior
                      Vice President, HSBC Bank USA
                      (formerly, Marine Midland Bank); Vice
                      President, Citibank; Assistant
                      Professor of Banking and Finance,
                      Frank G. Zarb School of Business,
                      Hofstra University.
 --------------------------------------------------------------------------
 John E. Murray,      Director or Trustee of the Federated         $1679.47
 Jr., J.D., S.J.D.#   Fund Complex; President, Law
 Birth Date:          Professor, Duquesne University;
 December 20, 1932    Consulting Partner, Mollica & Murray;
 President,           Director, Michael Baker Corp.
 Duquesne University  (engineering, construction, operations
 Pittsburgh, PA       and technical services).
 TRUSTEE
                      Previous Positions: Dean and Professor
                      of Law, University of Pittsburgh
                      School of Law; Dean and Professor of
                      Law, Villanova University School of
                      Law.

 Name                                                          Aggregate
 Birth Date                                                    Compensation
 Address              Principal Occupations for Past Five      From Trust
 Position With Trust  Years
 ---------------------------------------------------------------------------
 --------------------------------------------------------------------------
 Marjorie P. Smuts     Director or Trustee of the Federated        $1679.47
 Birth Date: June      Fund Complex; Public
 21, 1935              Relations/Marketing/Conference
 4905 Bayard Street    Planning.
 Pittsburgh, PA
 TRUSTEE               Previous Positions: National
                       Spokesperson, Aluminum Company of
                       America; television producer;
                       business owner; conference
                       coordinator.
 --------------------------------------------------------------------------
 John S. Walsh         Director or Trustee of some of the          $1679.47
 Birth Date:           Federated Fund Complex; President and
 November 28, 1957     Director, Heat Wagon, Inc.
 2604 William Drive    (manufacturer of construction
 Valparaiso, IN        temporary heaters); President and
 TRUSTEE               Director, Manufacturers Products,
                       Inc. (distributor of portable
                       construction heaters); President,
                       Portable Heater Parts, a division of
                       Manufacturers Products, Inc.;
                       Director, Walsh & Kelly, Inc. (heavy
                       highway contractor); formerly: Vice
                       President, Walsh & Kelly, Inc.
 --------------------------------------------------------------------------
 J. Christopher        President or Executive Vice President             $0
 Donahue*#+            of the Federated Fund Complex;
 Birth Date: April     Director or Trustee of some of the
 11, 1949              Funds in the Federated Fund Complex;
 Federated Investors   President, Chief Executive Officer
 Tower                 and Director, Federated Investors,
 1001 Liberty Avenue   Inc.; President, Chief Executive
 Pittsburgh, PA        Officer and Trustee, Federated
 EXECUTIVE VICE        Investment Management Company;
 PRESIDENT and         Trustee, Federated Investment
 TRUSTEE               Counseling; President, Chief
                       Executive Officer  and Director,
                       Federated Global Investment
                       Management Corp.; President and Chief
                       Executive Officer, Passport Research,
                       Ltd.; Trustee, Federated Shareholder
                       Services Company; Director, Federated
                       Services Company; formerly:
                       President, Federated Investment
                       Counseling.
 --------------------------------------------------------------------------
 John W. McGonigle     Executive Vice President and                      $0
 Birth Date: October   Secretary of the Federated Fund
 26, 1938              Complex; Executive Vice President,
 Federated Investors   Secretary and Director, Federated
 Tower                 Investors, Inc.; formerly: Trustee,
 1001 Liberty Avenue   Federated Investment Management
 Pittsburgh, PA        Company and Federated Investment
 EXECUTIVE VICE        Counseling; Director, Federated
 PRESIDENT and         Global Investment Management Corp.,
 SECRETARY             Federated Services Company and
                       Federated Securities Corp.
 --------------------------------------------------------------------------
 Richard J. Thomas     Treasurer of the Federated Fund                   $0
 Birth Date: June      Complex; Senior Vice President,
 17, 1954              Federated Administrative Services;
 Federated Investors   formerly: Vice President, Federated
 Tower                 Administrative Services; held various
 1001 Liberty Avenue   management positions within Funds
 Pittsburgh, PA        Financial Services Division of
 TREASURER             Federated Investors, Inc.
 ------------------------------------------------------------  ------------
 Peter J. Germain      Senior Vice President and Director,               $0
 Birth Date:           Mutual Fund Services Division,
 September 3, 1959     Federated Services Company. Formerly,
 Federated Investors   Senior Corporate Counsel, Federated
 Tower                 Investors, Inc.
 1001 Liberty Avenue
 Pittsburgh, PA
 PRESIDENT

 Name                                                           Aggregate
 Birth Date                                                     Compensation
 Address               Principal Occupations for Past Five      From Trust
 Position With Trust   Years
 ----------------------------------------------------------------------------
  ------------------------------------------------------------  ------------
  Judith J. Mackin     Vice President of Administration,                  $0
  Birth Date: May      Mutual Fund Services Group, Federated
  30, 1960             Investors, Inc.
  Federated
  Investors Tower
  1001 Liberty Avenue
  Pittsburgh, PA
  VICE PRESIDENT
  ------------------------------------------------------------  ------------
  James E. Ostrowski   Assistant Vice President, Federated                $0
  Birth Date:          Services Company.
  November 13, 1959
  Federated
  Investors Tower
  1001 Liberty Avenue
  Pittsburgh, PA
  VICE PRESIDENT
  ---------------------------------------------------------------------------

*An asterisk denotes a Trustee who is deemed to be an interested person as defined in the 1940 Act.

#A pound sign denotes a Member of the Board's Executive Committee, which handles the Board's responsibilities between its meetings.

+Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President and Trustee of the Trust.

INVESTMENT ADVISER

     The Adviser conducts investment research and makes investment decisions for the Funds. The Adviser, Riggs Investment Management Corp. ("RIMCO") and J. Bush & Co. are subsidiaries of Riggs National Corporation, a bank holding company.

     The Adviser shall not be liable to the Trust or any Fund Shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.




Sub-Adviser

     The Stock Fund, Small Company Stock Fund, U.S. Government Securities Fund, Bond Fund, Intermediate Tax Free Bond Fund, Long Term Tax Free Bond Fund, Prime Money Market Fund and U.S. Treasury Money Market Fund is sub-advised by RIMCO. Pursuant to the terms of an investment sub-advisory agreement between the Adviser and RIMCO (Sub-Adviser), the Sub-Adviser manages the Funds' assets, including buying and selling portfolios securities. For all services rendered by the Sub-Adviser, the Adviser shall pay a Sub-Advisory fee equal to 0.30%, 0.40%, 0.22%, 0.22%, 0.22%, 0.22%, 0.13% and 0.13% of the average daily net assets of the Stock Fund, Small Company Stock Fund, U.S Government Securities Fund, Bond Fund, Intermediate Tax Free Bond Fund, Long Term Tax Free Bond Fund, Prime Money Market Fund and U.S. Treasury Money Market Fund, respectively. These fees are paid by the Adviser out of the fees it receives and are not a Fund expense.

     The Large Cap Growth Fund is sub-advised by J. Bush & Co. Pursuant to the terms of an investment sub-advisory agreement between the Adviser and J. Bush & Co. (Sub-Adviser), the Sub-Adviser manages the Funds' assets, including buying and selling portfolio securities. For all services rendered by the Sub-Adviser, the Adviser shall pay a Sub-Advisory fee equal to 0.30% of the average daily net assets of Large Cap Growth Fund. This fee is paid by the Adviser out of the fees it receives and is not a Fund expense.




Other Related Services

     Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.



Code of Ethics Restrictions on Personal Trading

     As required by SEC rules, the Fund, its Adviser, and its Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund Trustees, and certain other employees. Although they do permit these people to trade in securities, including those that the Fund could buy, they also contain significant safeguards designed to protect the Fund and its Shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.


BROKERAGE TRANSACTIONS

     When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser may select brokers and dealers based on whether they also offer research services (as described below). In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling Shares of the Funds and other funds distributed by the Distributor and its affiliates. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Funds' Board.


Research Services

     Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting those brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

     For the fiscal years ended April 30, 2001, 2000 and 1999, the Stock Fund paid total brokerage commissions of $334,713, $252,348 and $187,811, respectively, and the Small Company Stock Fund paid total brokerage commissions of $256,479, $133,941 and $125,313, respectively. For the fiscal years ended April 30, 2001 and 2000, the Large Cap Growth Fund paid total brokerage commissions of $54,158 and $19,444, respectively, and the U.S. Government Securities Fund paid total brokerage commissions of $12,307 and $19,444, respectively.

     Investment decisions for the Funds are made independently from those of other accounts managed by the Adviser. When the Funds and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Funds and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Funds, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Funds.




CO-ADMINISTRATORS, TRANSFER aGENT AND dIVIDEND DISBURSING AGENT

     As of August 1, 2001, Federated Services Company (FSC) and Riggs Bank, N.A. serve as co-administrators to the Trust and provide the Funds with certain administrative personnel and services necessary to operate the Funds. In addition, FSC serves as transfer agent and fund accountant for the Trust, and provides the Funds with certain transfer agency and fund accounting services. These services are provided for an aggregate annual fee as specified below:

Fees Payable to FSC:

Maximum                             Average Daily Net Assets of the
Administrative Fee                              Riggs Group of Funds
------------------------------------------------------------------------------
0.140%                                    on the first $1.2 billion
------------------------------------------------------------------------------
0.120%                                    on the next $1.3 billion
------------------------------------------------------------------------------
0.100%                                    on the next $1.0 billion
------------------------------------------------------------------------------
0.080%                                    on assets in excess of $3.5 billion
------------------------------------------------------------------------------

Fees Payable to Riggs Bank, N.A.:

     Riggs Bank, N.A. provides these services for an annual fee of 0.02% of the average daily net assets of the Funds.

Service Arrangements Prior To August 1, 2001

     Prior to August 1, 2001, FSC served as sole administrator for the Trust, and provided the Funds with certain administrative personnel and services necessary to operate the Funds. FSC served as transfer agent and fund accountant for the Trust, and provided the Funds with certain administrative, transfer agency and fund accounting services. These services were provided for an aggregate annual fee of 0.16% of the average daily net assets of the Trust.




CUSTODIAN

     Riggs Bank, Washington, D.C., is custodian for the securities and cash of the Funds. Under the Custodian Agreement, Riggs Bank holds the Funds' portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties.


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

     Federated Services Company, through its registered transfer agent subsidiary, Federated Shareholder Services Company, maintains all necessary Shareholder records. The Funds pay the transfer agent a fee based on the size, type and number of accounts and transactions made by Shareholders.

INDEPENDENT auditors

     The independent auditor for Trust, Arthur Andersen LLP, conducts its audits in accordance with auditing standards generally accepted in the United States of America, which require it to plan and perform its audits to provide reasonable assurance about whether each Fund's financial highlights are free of material misstatement.



FEES PAID BY THE FUNDS FOR SERVICES


Fund       Advisory Fee Paid/                    Shareholder Services Fee                     Administrative Fee
           Advisory Fee Waived/                            Paid                                     Paid
           Sub-Advisory Fee Paid
           For the fiscal year                   For the fiscal year ended                   For the fiscal year
                   ended                                 April 30,                                 ended
                 April 30,                                                                       April 30,
            2001     2000      1999               2001          2000        1999       2001         2000        1999
Stock     $931,417/ $875,835  $756,558          $100,354(R)  $85,867(R)  $56,653(R)    $198,702  $185,132   $141,350
Fund         0/       0/          0/             201,485(Y)   51,543(Y)      66(B)
          21,376     39,791     24,912                           352(B)



Small     $576,162/ $461,712 $333,762/           $57,182(R)   $41,857(R)  $22,112(R)   $115,232  $91,667     $58,587
Company
Stock Fund    0/       0/      0/                120,998(Y)    29,957(Y)      68(Y)
          17,180   29,886  12,220                                 119(B)



Large     $649,714/ $263,366/   N/A                  $12(R)   $49,204(R)       N/A      $138,606    $56,195      N/A
Cap Growth
Fund          0/       0/                                          6(B)
          10,862/  25,046



U. S.     $879,741/ $551,645/ $277,475          $27,679(R)    $35,142(R)    $22,079  $187,678     $117,01$51,778
Government
Securities
Fund      469,195/ 294,157/147,987/             $89,620(Y)    38,396(Y)

          20,323   24,745  7,153



Bond Fund $295,562/  $113,141   N/A             $39,409(R)      $15,086(R)     N/A      $63,053     $24,137      N/A
          106,402/ 40,731/
          9,985    7,713









Fund                Advisory Fee Paid/            Shareholder Services Fee           Administrative Fee
                    Advisory Fee Waived/                  Paid                            Paid
                    Sub-Advisory Fee Paid

                   For the fiscal year ended      For the fiscal year ended          For the fiscal year ended
                            April 30,                     April 30,                         April 30,
                  2001      2000        1999      2001      2000       1999         2001        2000      1999

Intermediate      $476,515/ $193,249     N/A     $63,535(R) $25,766(R)   N/A      $101,656       $41,226    N/A
Tax Free
Bond Fund          133,424/ 54,110

                    11,030   12,276




Long           $459,981/    $198,746/    N/A     $61,331(R)  $26,500(R)   N/A      $98,129      $42,399      N/A
Term Tax
Free
Bond Fund    122,662/ 52,999/
              10,616   12,802






Prime     $1,606,572    $1,866,018      $1,652,495/    $39,584(R)  $18,075(R)   $2,410(R)    $514,103    $590,859   $462,021
Money          /              /             0/            0(Y)          0(Y)        0(Y)
Market         0/            0/            43,910
Fund        36,175         45,149




U.S.      $        $       $              $           $              $2,297(R)   $277,362    $229,069    $177,826
Treasury  866,756/ 723,348/635,522/       4,757(R)     4,061(R)
Money
Market Fund  0/       0/      0/      0(Y)     0(Y)    0(Y)

          15,702   15,096  14,642


(R) Class R Shares       (Y) Class Y Shares           (B) Class B Shares (1)

(1) As of July 21, 2000, Class B Shares were no longer offered.





----------------------------------------------
Funds                   For the fiscal year
                               ended
                           April 30, 2001
                       -----------------------
                       -----------------------
                             12b-1 Fee
                       -----------------------
                       -----------------------
                           Class R Shares
----------------------------------------------
----------------------------------------------
Stock Fund                    $102,385
----------------------------------------------
----------------------------------------------
Small Company Stock           $57,271
Fund
----------------------------------------------
----------------------------------------------
Large Cap Growth Fund           $34
----------------------------------------------
----------------------------------------------
U.S. Government               $69,196
Securities Fund
----------------------------------------------
----------------------------------------------
Bond Fund                        $0
----------------------------------------------
----------------------------------------------
Intermediate Tax Free            $0
Bond Fund
----------------------------------------------
----------------------------------------------
Long Term Tax Free               $0
Bond Fund
----------------------------------------------
----------------------------------------------
Prime Money Market            $98,961
Fund
----------------------------------------------
----------------------------------------------
U.S. Treasury Money           $11,890
Market Fund
----------------------------------------------

     Fees are allocated among classes based on their pro rata Share of Fund assets, except for marketing (Rule 12b-1) fees and Shareholder services fees, which are borne only by the applicable class of Shares.


HOW DO THE FUNDS MEASURE PERFORMANCE?
-------------------------------------------------------------------------------

     The Funds may advertise Share performance by using the SEC standard method for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

     Share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded, would increase the total return and yield. The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Funds' or any class of Shares' expenses; and various other factors.

     Share performance fluctuates on a daily basis largely because net earnings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.


average Annual Total Returns and Yield and effective yield

-------------------------------------------------------------------------------
Fund           Average Annual Total           Yield             Effective Yield
                      Return           for the 7-day period      for the 7-day
                for the following             ended               period ended
                  periods ended          April 30, 1999/         April 30, 2001
                  April 30, 2001       for the 30-day period
                                               ended
                                          April 30, 2001
              ------------------------------------------------------------------
              ------------------------------------------------------------------
                Class R   Class Y      Class R     Class Y    Class R   Class Y
                Shares      Shares     Shares       Shares     Shares     Shares
               One Year    One Year
               Five Year  Five Year
                 Since    Since
               Inception  Inception
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Stock Fund     (13.95)%   (12.01)%   1.34%/      1.33%/       N/A       N/A
                   8.24%     N/A     1.40%       1.39%
                 12.22%   (4.34)%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Small           (1.33)%     1.04%    N/A         N/A          N/A       N/A
Company           6.68%     N/A
Stock Fund      12.18%    11.37%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Large Cap     (45.98)%      N/A      N/A         N/A          N/A       N/A
Growth Fund      N/A
              (28.47)%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
U.S.             8.44%    10.72%     5.09%/      5.34%/       N/A       N/A
Government       6.40%      N/A      5.08%       5.33%
Securities       6.68%     9.80%
Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Bond Fund        8.94%      N/A      5.24%/      N/A          N/A       N/A
                 N/A                 5.28%
                 8.22%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Intermediate     5.08%     N/A       4.12%/      N/A          N/A       N/A
Tax Free         N/A                 4.09%
Bond Fund        4.72%
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Fund           Average Annual Total           Yield             Effective Yield
                      Return           for the 7-day period      for the 7-day
                for the following             ended               period ended
                  periods ended          April 30, 2001/         April 30, 2001
                  April 30, 2001       for the 30-day period
                                               ended
                                          April 30, 2001
              -----------------------------------------------------------------
              ------------------------------------------------------------------
                Class R   Class Y      Class R     Class Y    Class R   Class Y
                Shares      Shares     Shares       Shares     Shares   Shares
               One Year    One Year
               Five Year  Five Year
                 Since    Since
               Inception  Inception
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Long Term     6.00%       N/A        4.57%/      N/A          N/A       N/A
Tax Free      N/A                    4.51%
Bond Fund     5.74%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Prime Money   5.32%       5.69%      3.83%/      4.18%/       3.91%     4.27%
Market Fund   4.77%       5.13%      4.01%       4.36%
              4.71%       4.73%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
U.S.          5.11%       5.48%      3.42%/      3.77%/       3.48%     3.85%
Treasury      N/A         4.87%      3.83%       4.18%
Money Market  4.50%       4.39%
Fund
-------------------------------------------------------------------------------


TOTAL RETURN

     Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

     The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.

YIELD

     With respect to the Stock Fund, Small Company Stock Fund, Large Cap Growth Fund, U.S. Government Securities Fund, Bond Fund, Intermediate Tax Free Bond Fund and the Long Term Tax Free Bond Fund, the yield of Shares is calculated by dividing: (i) the net investment income per Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The effective yield is calculated by compounding the unannualized base-period return by: adding one to the base-period return, raising the sum to the 365/7th power; and subtracting one from the result. The yield and effective yield do not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to Shareholders.

     To the extent investment professionals and broker/dealers charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for Shareholders paying those fees.


     With respect to the Prime Money Market Fund and the U.S. Treasury Money Market Fund, the yield of Shares is based upon the seven days ending on the day of the calculation, called the "base period." This yield is calculated by: determining the net change in the value of a hypothetical account with a balance of one Share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional Shares purchased with dividends earned from the original one Share and all dividends declared on the original and any purchased Shares; dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and multiplying the base period return by 365/7. The effective yield is calculated by compounding the unannualized base-period return by: adding one to the base-period return, raising the sum to the 365/7th power; and subtracting one from the result. To the extent investment professionals and broker/dealers charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for Shareholders paying those fees.

PERFORMANCE COMPARISONS
Advertising and sales literature may include:

o    references  to  ratings,   rankings,   and  financial  publications  and/or
     performance comparisons of Shares to certain indices;

o    charts,  graphs and illustrations  using the Funds' returns,  or returns in
     general,   that  demonstrate   investment  concepts  such  as  tax-deferred
     compounding, dollar-cost averaging and systematic investment;

o discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Funds; and

o information about the mutual fund industry from sources such as the Investment Company Institute.

     Advertising and sales literature for the Funds may also include statements describing the history of Riggs Bank. For example, reference may be made to Riggs Bank's heritage of serving historical and political figures and financing projects that have been important to the growth of the United States.

     The Funds may compare their performance, or performance for the types of securities in which they invest, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit, and Treasury bills.

     The Funds may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

     You may use financial publications and/or indices to obtain a more complete view of Share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Funds use in advertising may include:

     Consumer Price Index (CPI) is the measure of change in consumer prices, as determined by a monthly survey of the U.S. Bureau of Labor Statistics. Many pension and employment contracts are tied to changes in consumer prices, as protection against inflation and reduced purchasing power. Among the CPI components are housing costs, food, transportation, and electricity. The CPI is also known as the cost-of-living index.



STOCK FUND:

o Standard & Poor's Daily Stock Price Index of 500 Common Stocks (S&P 500) is a composite index of common stocks in industry, transportation, and financial and public utility companies. Can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. In addition, the S&P 500 assumes reinvestments of all dividends paid by stocks listed on its index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in the S&P figures.

o Dow Jones Industrial Average ("DJIA") is an unmanaged index, which represents Share prices of selected blue-chip industrial corporations, as well as public utility and transportation companies. The DJIA indicates daily changes in the average price of stock any of its categories. It also reports total sales for each of its industries. Because it represents the top corporations of America, the DJIA's index movements are a leading economic indicator for the stock market as a whole.

o Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in NAV over a specific period of time. From time to time, the Fund will quote its Lipper ranking in advertising and sales literature.

SMALL COMPANY STOCK FUND:

o Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents 10% of the total market capitalization of the Russell 3000 Index.

o Standard & Poor's Small Stock Index is a broadly diversified, unmanaged, index consisting of approximately 600 small capitalization common stocks that can be used to compare to the total returns of funds whose portfolios are invested primarily in small capitalization common stocks.

o Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in NAV over a specific period of time. From time to time, the Fund will quote its Lipper ranking in advertising and sales literature.

o Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.



LARGE CAP GROWTH FUND:

o Standard & Poor's Daily Stock Price Index of 500 Common Stocks (S&P 500), is a composite index of common stocks in industry, transportation, and financial and public utility companies. Can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. In addition, the S&P 500 assumes reinvestments of all dividends paid by stocks listed on its index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in the S&P figures.



o Nasdaq Composite Index is an unmanaged index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq Stock Market.



o Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in NAV over a specific period of time. From time to time, the Fund will quote its Lipper ranking in advertising and sales literature.



U.S. Government Securities Fund:

o Merrill Lynch U.S. Treasury/Agency Master Index is an unmanaged index comprised of long-term bonds publicly issued by the U.S. government or its agencies.

o Lehman Brothers Government/Credit (Total) Index is comprised of approximately 5,000 issues which include non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed rate, non-convertible domestic bonds of companies in industry, public utilities and finance. The average maturity of these bonds approximates nine years. Tracked by Shearson Lehman Brothers, Inc., the index calculates total returns for one month, three month, twelve month and ten year periods and year-to-date.

o Lehman Brothers Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

o Lipper Analytical Services, Inc., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in NAV over a specific period of time. From time to time, the Fund will quote its Lipper ranking in advertising and sales literature.



 BOND FUND:

o Merrill Lynch U.S. Treasury/Agency Master Index is an unmanaged index comprised of long-term bonds publicly issued by the U.S. government or its agencies.

o Lehman Brothers Government/Credit (Total) Index is comprised of approximately 5,000 issues which include non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed rate, non-convertible domestic bonds of companies in industry, public utilities and finance. The average maturity of these bonds approximates nine years. Tracked by Shearson Lehman Brothers, Inc., the index calculates total returns for one month, three month, twelve month and ten year periods and year-to-date.

o Lehman Brothers Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

o Lipper Analytical Services, Inc., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in NAV over a specific period of time. From time to time, the Fund will quote its Lipper ranking in advertising and sales literature.



INTERMEDIATE TAX FREE BOND FUND:

o Lehman Brothers 3 Year Municipal Bond Index is an unmanaged index of municipal bonds issued after January 1, 1991 with a minimum credit rating of at least Baa, been issued as part of a deal of at least $50 million, have a maturity value of at least $5 million and a maturity range of 1-5 years. As of January 1996, the index also includes zero coupon bonds and bonds subject to the Alternative Minimum Tax.

o Lehman Brothers 5 Year Municipal Bond Index is an unmanaged index of municipal bonds issued after January 1, 1991 with a minimum credit rating of at least Baa, been issued as part of a deal of at least $50 million, have a maturity value of at least $3 million and a maturity range of 1-9.99 years. As of January 1996 the index also includes zero coupon bonds and bonds subject to the Alternative Minimum Tax.

o Lipper Analytical Services, Inc., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in NAV over a specific period of time. From time to time, the Fund will quote its Lipper ranking in advertising and sales literature.



LONG TERM TAX FREE BOND FUND:

o Lehman Brothers 7 Year Municipal Bond Index is an unmanaged index of municipal bonds issued after January 1, 1991 with a minimum credit rating of at least Baa, been issued as part of a deal of at least $50 million, have a maturity value of at least $5 million and a maturity range of 6-8 years. As of January 1996 the index also includes zero coupon bonds and bonds subject to the Alternative Minimum Tax.

o Lehman Brothers 10 Year Municipal Bond Index is an unmanaged index of municipal bonds issued after January 1, 1991 with a minimum credit rating of at least Baa, been issued as part of a deal of at least $50 million, have a maturity value of at least $3 million and a maturity range of 10 years or greater. As of January 1996 the index also includes zero coupon bonds and bonds subject to the Alternative Minimum Tax.

o Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in NAV over a specific period of time. From time to time, the Fund will quote its Lipper ranking in advertising and sales literature.



PRIME MONEY MARKET FUND:

o iMoneyNet, Inc.'s Money Fund Report publishes annualized yields of money market funds weekly. iMoneyNet Inc.'s Money Market Insight publication reports monthly and 12-month-to-date investment results for the same money funds.

o Salomon 30-Day Treasury Bill Index is a weekly quote of the most representative yields for selected securities, issued by the U.S. Treasury, maturing in 30 days.

o Money, a monthly magazine, regularly ranks money market funds in various categories based on the latest available seven-day effective yield. From time to time, the Fund will quote its Money ranking in advertising and sales literature.

o Bank Rate Monitor National Index, Miami Beach, Florida, published weekly, is an average of the interest rate of personal money market deposit accounts at ten of the largest banks and thrifts in each of the five largest Standard Metropolitan Statistical Areas. If more than one rate is offered, the lowest rate is used. Account minimums and compounding methods may vary.

o Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in NAV over a specific period of time. From time to time, the Fund will quote its Lipper ranking in advertising and sales literature.



U.S. TREASURY MONEY MARKET FUND:

o Salomon 30-Day Treasury Bill Index is a weekly quote of the most representative yields for selected securities, issued by the U.S. Treasury, maturing in 30 days.

o iMoneyNet, Inc.'s Money Fund Report publishes annualized yields of money market funds weekly. iMoneyNet Inc.'s Money Market Insight publication reports monthly and 12-month-to-date investment results for the same money funds.

o Money, a monthly magazine, regularly ranks money market funds in various categories based on the latest available seven-day effective yield. From time to time, the Fund will quote its Money ranking in advertising and sales literature.

o Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in NAV over a specific period of time. From time to time, the Fund will quote its Lipper ranking in advertising and sales literature.



FINANCIAL INFORMATION
===============================================================================

     The Financial Statements for the Funds for the fiscal year ended April 30, 2001, are incorporated herein by reference to the Annual Report to Shareholders of the Riggs Funds dated April 30, 2001.


APPENDIX
===============================================================================

Standard and Poor's Long-Term Debt Rating Definitions

     AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

     A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas

     CC--The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

     C--The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.


Moody's Investors Service, Inc. Long-Term Bond Rating Definitions

     AAA--Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt edged. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA--Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in AAA securities.

     A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA--Bonds which are rated BAA are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     BA--Bonds which are BA are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA--Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA--Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C--Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH IBCA, INC. Long-Term Debt Rating Definitions

     AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.


     AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

     B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

     CCC--Bonds  have  certain  identifiable   characteristics   which,  if  not
remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

     C--Bonds are imminent default in payment of interest or principal.

Moody's Investors Service, Inc. Commercial Paper Ratings

     Prime-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

     Leading market positions in well-established industries;

     High rates of return on funds employed;

     Conservative capitalization structure with moderate reliance on debt and ample asset protection;

     Broad margins in earning coverage of fixed financial charges and high internal cash generation; and

     Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2--Issuers rated Prime-1 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard and Poor's Commercial Paper Ratings

     A-1--This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. It normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

     BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.


     B--Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC--Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.


     Fitch IBCA, Inc. Commercial Paper Rating Definitions FITCH-1--(Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

     FITCH-2--(Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.




ADDRESSES

riggs funds

Class R Shares and Class Y Shares

5800 Corporate Drive
Pittsburgh, PA 15237-7010


Distributor
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779


Investment Adviser
Riggs Investment Corp.
808 17th Street N.W.
Washington, D.C. 20006-3950

Sub-Adviser
Riggs Investment Management Corp.
808 17th Street N.W.
Washington, D.C. 20006-3950

     (Sub-Adviser to the Stock Fund, Small Company Stock Fund, U.S. Government Securities Fund, Bond Fund, Intermediate Tax Free Bond Fund, Long Term Tax Free Bond Fund, Prime Money Market Fund and the U.S. Treasury Money Market Fund)

J. Bush & Co.
55 Whitney Avenue
New Haven, CT 06510
(Sub-Adviser to the Large Cap Growth Fund)

Custodian
Riggs Bank N.A.
Riggs Funds
5700 RiverTech Court
Riverdale, MD 20737-1250

Transfer Agent and Dividend Disbursing Agent
Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600


Independent Public Accountants
Arthur Andersen LLP
225 Franklin Street
Boston, MA 02110-2812







Cusip 76656A 609  Riggs Stock Fund R Shares                       RISTX
Cusip 76656A 781  Riggs Stock Fund Y Shares                       RIYSX
Cusip 76656A 807  Riggs Small Company Stock Fund R Shares         RISCX
Cusip 76656A 799  Riggs Small Company Stock Fund Y Shares         RISYX
Cusip 76656A 849  Riggs Large Cap Growth Fund R Shares            RILCX
Cusip 76656A 500  Riggs U.S. Government Securities Fund R Shares  RMBDR
Cusip 76656A 773  Riggs U.S. Government Securities Fund Y Shares  RIUSX
Cusip 76656A 872  Riggs Bond Fund R Shares                        RIBRX
Cusip 76656A 864  Riggs Intermediate Tax Free Bond Fund R Shares  RIIBX
Cusip 76656A 856  Riggs Long Term Tax Free Bond Fund R Shares     RILTX
Cusip 76656A 203  Riggs Prime Money Market Fund R Shares          RYPXX
Cusip 76656A 104  Riggs Prime Money Market Fund Y Shares          RRPXX
Cusip 76656A 401  Riggs U.S. Treasury Money Market Fund R Shares  RYTXX
Cusip 76656A 302  Riggs U.S. Treasury Money Market Fund Y Shares  RRTXX